Mortgage Loans at Fair Value - Summary of Reconciliation of Changes in Mortgage Loans at Fair Value (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
SEC Schedule, 12-29, Real Estate Companies, Investment in Mortgage Loans on Real Estate [Abstract]
Mortgage loans, unpaid principal balance	$ 7,620,014	$ 5,309,394
Premiums paid on mortgage loans	101,949	88,913
Fair value adjustment	194,552	48,003
Mortgage loans at fair value	$ 7,916,515	$ 5,446,310